BBIF Government Securities Fund
BBIF Tax-Exempt Fund

Supplement dated April 22, 2016 to the
Prospectus, Summary Prospectuses and Statement of Additional Information
of the Funds, dated January 4, 2016

On February 18, 2016, the Board of Trustees of BBIF Government Securities Fund and BBIF Tax-Exempt Fund (each individually, a “Fund” and collectively, the “Funds”) approved a proposal to close the Funds to new investors and thereafter to liquidate the Funds.

On April 21, 2016, the Board of Trustees of each Fund approved a proposal to extend the date on which each Fund will no longer accept purchase orders that was reflected in a previous supplement dated February 26, 2016. Effective as of the date hereof, this supplement replaces and supersedes the supplement dated February 26, 2016.

Accordingly, effective 4:00 P.M. (Eastern time) on July 11, 2016, each Fund will no longer accept purchase orders from new investors. On or about July 15, 2016 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated.

Shareholders may redeem their Fund shares at any time prior to the Liquidation Date.

The Funds may not achieve their investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidations on their tax situation.

Shareholders should retain this Supplement for future reference.

PRSAI-BBIF2-0416SUP